                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 9, 2001 relating to the consolidated financial statements and financial statement schedule of ScanSoft, Inc., which appear in ScanSoft, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2001